UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 12, 2015
Date of Report (Date of earliest event reported)

Penumbra, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37557	05-0605598
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)
One Penumbra Place
1351 Harbor Bay Parkway
Alameda, CA 94502
(Address of principal executive offices, including zip code)

(510) 748-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 12, 2015, Penumbra, Inc. issued a press release announcing financial results for the third fiscal quarter ended September 30, 2015. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished on this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release of Penumbra, Inc. dated November 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penumbra, Inc.

Date: November 12, 2015	By:	/s/ Sri Kosaraju
Sri Kosaraju
Chief Financial Officer and Head of Strategy

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Penumbra, Inc. dated November 12, 2015.